UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2026

Starz Entertainment Corp.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
1647 Stewart Street
Santa Monica, California 90404
(Address of principal executive offices) (Zip Code)
(604) 648-6559
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares, no par value per share	STRZ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2026, Starz Entertainment Corp., a corporation organized under the laws of the province of British Columbia, Canada (hereinafter the “Company”), announced that Audrey Lee, Executive Vice President and General Counsel, will be retiring effective May 1, 2026. Following her retirement, Ms. Lee has agreed to make herself available to the Company for consultation on transition matters through May 31, 2026.

In connection with her retirement, Ms. Lee has executed a separation letter (the “Separation Letter”) that provides certain benefits as follows. Ms. Lee will receive (i) a lump-sum cash payment equal to 18 months of her base salary ($1,226,077.36), (ii) an additional lump-sum cash payment equal to 70% of the foregoing amount ($858,254.15), (iii) payment of Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) premiums through the period beginning on the Retirement Date and ending on the earlier of (a) 18 months following the Retirement Date or (b) the expiration of the coverage period specified under COBRA, and (iv) accelerated vesting of her outstanding equity awards. The Separation Letter acknowledges that Ms. Lee’s separation from the Company satisfies the applicable conditions for severance under Section 1(a) of her Starz Severance Agreement, dated as of June 1, 2022, and confirms that Ms. Lee will not be eligible to participate in the Company’s 2026 equity grant cycle.
The foregoing description of the Separation Letter is a summary and is qualified in its entirety by reference to the full text of the Separation Letter, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Separation Letter between Audrey Lee, Starz Entertainment, LLC and Starz Entertainment Corp., dated as of April 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starz Entertainment Corp.

Date:	April 15, 2026	By:	/s/ Jamila Daniel
Jamila Daniel
Chief Diversity Officer & EVP, HR